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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: July 21, 1999
                        (Date of earliest event reported)

                         MEDICAL ACTION INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)

   Delaware                       0-13251                       11-2421849
(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                Number)

150 Motor Parkway, Hauppauge, New York                             11788
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number
including area code                                              (516) 231-4600

          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         On July 21, 1999, the Registrant and Paul D. Meringolo entered into an agreement modifying Mr. Meringolo's Employment Agreement dated February 1, 1993, as modified on February 5, 1996 and May 28, 1997. The Modification Agreement extended the term of Mr. Meringolo's employment Agreement to and including March 31, 2004 and increased the base salary thereunder to $210,000.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  (10)     Modification Agreement dated as of July 21, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          MEDICAL ACTION INDUSTRIES INC.

                                          By:      /s/ Richard G. Satin
                                             --------------------------------
                                             Richard G. Satin, Vice President -
                                             Operations and General Counsel
                                            (Principal Accounting Officer)

Dated: July 30, 1999